 Exhibit 99.1

China Recycling Energy Corporation Annouces Reverse Stock Split to Regain Nasdaq Compliance

XI’AN, China, April 14, 2020 (GLOBE NEWSWIRE) -- China Recycling Energy Corporation (Nasdaq: CREG) (“CREG” or “the Company”), an industrial waste-to-energy solution provider in China, today announced that effective on April 15, 2020 it will implement a ten-for-one reverse stock split of its outstanding common stock.

The reverse stock split is primarily intended to bring the company into compliance with the minimum bid price requirement for maintaining its listing on the Nasdaq Capital Market. CREGs common stock will continue to trade under the symbol “CREG.”

Upon the effectiveness of the reverse stock split, every ten shares of issued and outstanding common stock before the close of business on April 14, 2020 will be combined into one issued and outstanding share of common stock, with no change in par value per share. The company’s common stock will open for trading on NASDAQ on April 15, 2020 on a post-split basis. The new CUSIP number for the Company’s Common Stock post-Reverse Stock Split is 168913309.

The Company has rounded up to the next full share of the Company’s Common Stock any fractional shares resulting from the reverse stock split. Accordingly, the issued and outstanding shares of the Company’s Common Stock is currently 2,182,642.

The reverse stock split will affect all issued and outstanding shares of the company’s common stock, as well as the number of shares of common stock available for issuance under the company’s outstanding stock options and warrants. The reverse stock split will reduce the number of shares of common stock issuable upon the exercise of stock options or warrants outstanding immediately prior to the reverse split and correspondingly increase the respective exercise prices. The reverse stock split will affect all shareholders uniformly and will not alter any shareholder’s percentage interest in the company’s equity, except to the extent that the reverse stock split results in some shareholders experiencing an adjustment of a fractional share as described above. The reverse stock split does not affect the preferred shares available for issuance by the Company.

About China Recycling Energy Corp.

关于中国循环能源有限公司

China Recycling Energy Corporation (Nasdaq: CREG) (“CREG” or “the Company”) is based in Xi’an, China and provides environmentally friendly waste-to-energy technologies to recycle industrial byproducts for steel mills, cement factories and coke plants in China. Byproducts include heat, steam, pressure, and exhaust to generate large amounts of lower-cost electricity and reduce the need for outside electrical sources. The Chinese government has adopted policies to encourage the use of recycling technologies to optimize resource allocation and reduce pollution. Currently, recycled energy represents only an estimated 1 percent of total energy consumption and this renewable energy resource is viewed as a growth market due to intensified environmental concerns and rising energy costs as the Chinese economy continues to expand. The management and engineering teams have over 20 years of experience in industrial energy recovery in China.

中国循环能源有限公司，提供环保的废物转化能源技术，可回收中国的钢厂、水泥厂和焦化厂的工业副产品。副产品包括热能、蒸汽、压力和废气，以产生大量低成本的电力并减少对外部电力的需求。中国政府已采取政策鼓励使用回收技术来优化资源分配和减少污染。目前，可再生能源仅占总能源消耗的1％，由于人们对环境的关注日益加强，并且随着中国经济的持续增长，能源成本上升，这种可再生能源被视为一个增长的市场。管理和工程团队在中国的工业能源回收领域拥有20多年的经验。

Safe Harbor Statement

安全港声明

This press release may contain certain “forward-looking statements” relating to the business of CREG and its subsidiary companies. All statements, other than statements of historical fact included herein are “forward-looking statements.” These forward-looking statements are often identified by the use of forward-looking terminology such as “believes,” “expects” or similar expressions, involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including, but not limited to, the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions relating to the registered direct offering and those discussed in the Company’s annual and periodic reports that are filed with the Securities and Exchange Commission and available on its website at http://www.sec.gov. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

本新闻稿可能包含与CREG及其子公司业务有关的某些"前瞻性声明"。除本新闻稿包括的历史事实陈述外，所有陈述均为“前瞻性陈述”。这些前瞻性陈述通常通过使用前瞻性术语来识别，例如“相信”，“期望”或类似表述，涉及已知和未知的风险和不确定性。尽管公司认为这些前瞻性陈述中反映的预期是合理的，但它们确实包含假设、风险和不确定性，这些预期可能被证明是不正确的。投资者不应过分依赖这些前瞻性陈述，这些前瞻性陈述仅在本新闻稿发布之日才发表。公司的实际业绩可能与这些前瞻性陈述中的预期产生重大差异，包括但不限于与市场状况有关的风险和不确定性、与注册直接发行有关的惯例成交条件的满足，以及在美国证券交易委员会备案的公司年度和定期报告中讨论的风险和不确定性，可在其网站http://www.sec.gov上找到。受这些因素的影响，所有属于公司或代表公司行事的前瞻性陈述均具有完整的明确资格。除证券法规定外，公司不承担更新这些前瞻性陈述的责任。